EXHIBIT 10.2

ABN AMRO Bank N.V. as Agent
101 California St Suite 4550
San Francisco, Ca   94111-5812

Attn: Robin Yim

        Pursuant to Subparagraph 2.01 (h) of the Credit Agreement dated as of May 24, 1996 (the "Credit Agreement"), among Etec Systems, Inc. ("Borrower"), the financial institutions listed in Schedule I to the Credit Agreement (the "Lenders"), and ABN AMRO Bank, N.V., as Agent for the Lenders, Borrower hereby requests the Lenders to extend the Revolving Loan Maturity Date (as defined in the Credit Agreement) for an additional one-year period. If a Lender, in its sole and absolute discretion, consents to such request, such Lender shall evidence such consent by executing this letter in the space provided and returning to Agent two copies of this letter.

        Upon the execution of a copy of this letter by each Lender, the return thereof to Agent and the written notification thereof by Agent to Borrower and Lenders, the Revolving Loan Maturity Date, as defined in Paragraph 1.01 of the Credit Agreement, shall be amended by changing the date "November 30, 1999" to "November 30, 2000".

Except as specifically amended hereby, all terms, covenants and conditions of the Credit Agreement shall remain in full force and effect.


Very truly yours,



By:/s/ Richard W. Powell
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Richard W.  Powell
Corporate Treasurer
Etec Systems, Inc.
Systems, Inc.

Consented to and Acknowledged by:

Signature: /s/ Mary Beth Suhr
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Name:   Mary Beth Suhr
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Title:   V. P.
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Bank:   Comerica
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